                                                                    EXHIBIT 99.1




                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

             ------------------------------------------------------
                          American Express Master Trust
             ------------------------------------------------------


      The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Amended and Restated Master Pooling and Servicing Agreement dated as of April 16, 2004, (the "Agreement"), as supplemented by the Series Supplements, amongst TRS, American Express Receivables Financing Corporation ("RFC"), American Express Centurion Bank ("AECB") and American Express Bank, FSB ("FSB"), as Transferors, and The Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement as applicable; provided, that the "preceding Due Period" shall mean the Due Period immediately preceding the calendar month in which this Certificate is delivered. This certificate is delivered pursuant to subsection 3.04 (c) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.    TRS is Servicer under the Agreement.

3.    The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on March 15, 2005 and related due period from January 29, 2005 through February 24, 2005.

Note: On February 23, 2005, the Pooling and Servicing Agreement was amended to change the definition of due period. Prior to this March 2005 Determination Date the due period was defined to include activity that occurred during the period after the end of the eighth billing cycle in a month through the eighth billing cycle in the next month. Commencing with the March 2005 Determination Date the due period will be activity that occurred during the period after the end of the seventh billing cycle in a month through the seventh billing cycle in the next month. In order to change from a due period tied to the eighth billing cycle to one tied to the seventh billing cycle, this March 2005 Determination Date includes activity that occurred during the period after the end of the eighth billing cycle in January 2005 though the end of the seventh billing cycle in February 2005. Accordingly, the applicable due period is one billing cycle shorter than prior due period have been and than subsequent due periods will be and contains activity for a shorter time frame.

A.    Information Regarding the American Express Master Trust

1.    Trust Principal Component as of the
      end of the preceding Due Period.....                  $5,892,515,186.24

2.    Aggregate Invested Amounts as of the end of the
      preceding Due Period.....                             $1,081,081,081.00

3.    Transferor Amount as of the end of the
      preceding Due Period.....                             $4,811,434,105.24


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                          Monthly Servicer's Certificate
              American Express Travel Related Services Company, Inc.

4.(a) Transferor Percentage as of the
      end of the second preceding Due Period                         82.4636%
4.(b) Transferor Percentage as of the end of the
      preceding Due Period.....                                      81.6533%

5.    Aggregate Excess Principal Collections for the
      preceding Due Period.....                               $847,034,454.48

6.    Aggregate Principal Shortfalls for the
      preceding Due Period.....                                         $0.00

B. Information Regarding Performance of the American Express Master Trust Receivable Pool

1.    The aggregate Receivable balance as of

   (a)the beginning of the preceding Due Period was
      equal to.....                                         $6,355,451,398.56
   (b)the end of the preceding Due Period was
      equal to.....                                         $6,074,757,923.96

2.    The Yield Factor in effect for the preceding Due Period         3.0000%

3. The aggregate amount of billed Receivables as of the beginning of the preceding Due Period was equal to .. $6,243,372,958.07

4.(a) The aggregate amount of Collections on Receivables,
      exclusive of recoveries for the preceding Due Period
      was equal to.....                                     $4,973,086,982.26
  (b) The aggregate balance of Receivables
      deposited to the Collection Account
      Pursuant to Sections 2.04 (d) and 3.03 of the
      Agreement for the preceding Due Period was equal to ..            $0.00

5.    The aggregate amount of Principal Collections
      for the preceding Due Period was equal to.....        $4,823,894,372.79

6.    The aggregate amount of Yield Collections
      for the preceding Due Period was equal to.....          $149,192,609.47

7.    Gross Losses
      [The aggregate amount of Receivables for all Accounts
      which became Defaulted Accounts during the
      preceding Due Period] was equal to.....                   $9,997,970.71

8.    The aggregate amount of Recoveries
      for the preceding Due Period was equal to.....            $3,545,117.37

9.(a) Net Losses [Gross Losses, less Recoveries]
      for the preceding Due Period was equal to.....            $6,452,853.34
  (b) The Default Amount [Net Losses, times
      (1 minus the Yield Factor)]
      for the preceding Due Period was equal to.....            $6,259,267.74


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                          Monthly Servicer's Certificate
              American Express Travel Related Services Company, Inc.

10.   Delinquent Balances
      The aggregate amount of outstanding balances in the
      Accounts that was delinquent as of such Accounts'
      cycle billing date occurring during the
      preceding Due Period:
                                                            Aggregate Balance
(a)   30-59 Days                                               $75,954,797.37
(b)   60-89 Days                                               $20,373,672.29
(c)   90-119 Days                                              $13,073,205.62
(d)   120 days or more                                         $43,264,880.53
      Total                                                   $152,666,555.81

C. Information Regarding Performance of the American Express Master Trust Receivable Pool (Percentage Basis)

1.    The aggregate amount of Charge Volume and Fees
      for the preceding Due Period.....                     $4,702,391,478.37

2.    Computed yield as a percentage of Charge Volume and Fees
      [Yield Collections for the preceding Due Period
      divided by the aggregate amount of Charge Volume and Fees
      for the preceding Due Period].....                              3.1727%

3.    Gross Losses as a Percentage of Charge Volume and Fees
      [Gross Losses, divided by the aggregate amount of Charge
      Volume and fees for the preceding Due Period].....              0.2126%

4.    Recovery rate [Recoveries, divided by
      the aggregate amount of Charge Volume and Fees
      for the preceding Due Period].....                              0.0754%

5.    Net Losses as a Percentage of Charge Volume and Fees
      [Net Losses, divided by the aggregate amount of Charge
      Volume and Fees for the preceding Due Period].....              0.1372%

6.    Computed Net Yield as a Percentage of Charge Volume and Fees
      [Yield Collections less Net Losses,
      divided by the aggregate amount of Charge Volume and Fees
      for the preceding Due Period].....                              3.0355%

7.    Average Monthly Payment rate for the Due Period
      [Collections on Receivables, excluding Recoveries
      for the preceding Due Period, divided by the
      aggregate amount of billed Receivables as of
      the beginning of the preceding Due Period].....                79.6539%

8.    Receivable turnover rate
      Charge Volume and Fees for the previous twelve Due Periods divided by the arithmetic average of month-end Receivable
      balances for the previous twelve Due Periods, including the
      Receivable balance at the beginning of such twelve month
      Period .....                                                   10.3728%


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                          Monthly Servicer's Certificate
              American Express Travel Related Services Company, Inc.

9.    Delinquency rates
      [The aggregate amount of outstanding balances in the Accounts that were delinquent as of such Accounts' cycle billing date occurring during the preceding Due Period, divided by the aggregate amount of outstanding balances for all Accounts as of such Accounts' cycle billing date occurring during the preceding Due Period]:

(a)   30-59 Days                                                      1.3876%
(b)   60-89 Days                                                      0.3722%
(c)   90-119 Days                                                     0.2388%
(d)   120 or more Days                                                0.7904%

D.    Information Regarding the Privileged Assets Program

1.    Estimated Trust Privileged Assets Billed Amounts
      for the second preceding Due Period.....                 $16,744,056.00

2.    Privileged Assets Applied Dilution Factor for the
      second preceding Due Period.....                              38.66406%

3.    Privileged Assets Calculated Amount for the
      preceding Due Period.....                                 $6,279,713.00

4.    Trust Principal Component as of the end of the
      preceding Due Period (reduced by the Privileged
      Assets Calculated Amount for the preceding
      Due Period).....                                      $5,886,235,473.00

5.    Minimum Trust Principal Component.....                $1,161,100,000.00

6.    Transferor Amount (reduced by the Privileged
      Assets Calculated Amount for the preceding
      Due Period) as of the end of the preceding
      Due Period.....                                       $4,805,154,392.00

7.    The Trust Principal Component as of the end
      of the preceding Due Period (reduced by the
      privileged Assets Calculated Amount for the
      preceding Due Period) [Item 4] was not less
      than the Minimum Trust Principal Component [Item 5].                Yes

8.    Transferor Amount (reduced by the Privileged
      Assets Calculated Amount for the preceding Due
      Period) [Item 6] as a percentage of the Trust Principal
      Component (reduced by the Privileged Assets
      Calculated Amount for the preceding Due Period) [Item 4].        81.63%

9.    The Transferor Amount (reduced by the Privileged
      Assets Calculated Amount for the preceding Due
      Period) [Item 6] was not less than 3.0% of the
      Trust Principal Component (reduced by the Privileged
      Assets Calculated Amount for the preceding Due Period)
      [Item 4].....                                                       Yes


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                    Monthly Servicer's Certificate
              American Express Travel Related Services Company, Inc.

10.   Estimated Trust Privileged Assets Billed Amounts
      for the second Preceding Due Period [Item 1] as a
      percentage of Trust Principal Component for the
      preceding Due Period (as reduced) [Item 4].....                 0.2840%

11.   Item 10 does not exceed 1% at the same time as
      Item 8 is not less than 17%.                                        Yes

12.   Average of the privileged Assets Monthly Payment
      Rates for the 6 month period ending on the last
      day of the second preceding Due Period.                       88.21444%

13.   Trust Average Monthly Payment Rate for the preceding
      Due Period.                                                    92.4039%

14.   110% of Item 13.....                                          101.6443%

15.   Item 12 is not less than Item 14                                     No

16.   Item 8 is not less than 17%                                         Yes



IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 7th day of March, 2005.

                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,

                                            By:    /s/ Robin Flanagan
                                                   ---------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   Securitization Operations &
                                                   Accounting










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             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-2
             ------------------------------------------------------
            Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 2002-2 Certificates

A.    Information Regarding American Express Master Trust Series
      2002-2 Allocation Percentages

1.    Floating Allocation Percentage as of the end of
      the Second preceding Due Period.....                           17.5364%

2.    Fixed Allocation Percentage.....                                0.0000%

3.(a) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Yield Collections.....                                $0.00
  (b) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Principal Collections.....                            $0.00

4.    The amount of Yield Collections allocable to
      Series 2002-2 [Floating Allocation
      Percentage, times Yield Collections].....                $26,162,993.97

5. The amount of Principal Collections allocable to Series 2002-2:

  (a) During the Revolving Period [Floating Allocation
      Percentage times Principal Collections], treated
      as Excess Principal Collections.....                    $845,936,805.04
  (b) During the Accumulation Period or an Amortization
      Period [Fixed Allocation Percentage, times
      Principal Collections].....                                       $0.00

6.    The Investor Default Amount allocable to
      Series 2002-2 [Floating Allocation
      Percentage, times Default Amount].....                    $1,097,649.44

B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 2002-2 Certificates, pursuant to Section 4.08 of the Series Supplement

1.    Class A Monthly Interest @ 2.6400%                        $2,053,333.33

2.    Class B Monthly Interest                                    $191,711.71

3.    Investor Monthly Servicing Fee                            $1,801,801.80

4.    Reimbursement of Class A Investor Charge offs                     $0.00

5.    Investor Default Amount                                   $1,097,649.44

6.    Unpaid Class B Interest                                           $0.00

7.    Reimbursement of Class B Investor Charge offs                     $0.00

8.    Funding of Reserve Account                                        $0.00

9.    Excess Yield Collections                                 $21,018,497.68


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             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-2
             ------------------------------------------------------

C.    Information on the Application of Principal
      Collections to the Collection Account
      regarding Series 2002-2 Certificates

1.    Class A Monthly Principal deposited to the
      Collection Account for distribution to
      Class A Certificateholders                                        $0.00

2.    Class B Monthly Principal deposited to the
      Collection Account for distribution to
      Class B Certificateholders                                        $0.00

3.    Series 2002-2 Principal Shortfall                                 $0.00

4.    Excess Principal Collections allocable from other Series
      deposited to the Series 2002-2 Collection Account
      for distribution to Certificateholders                            $0.00

5.    Excess Principal Collections allocable to other
      Series                                                  $847,034,454.48

D.    Information Regarding the Series 2002-2 Class A
      Interest Funding Account

1.    Beginning Balance                                                 $0.00

2.    Deposit from Collection Account                           $2,053,333.33

3.    Withdrawal to Class A Certificateholders, if any          $2,053,333.33

4.    Ending Balance                                                    $0.00

E.    Information Regarding the Series 2002-2 Accrued and
      Unpaid Amounts

1.    The amount of any Class A Monthly Interest previously
      due but not deposited in the Class A Interest Funding
      Account on a prior Distribution Date.....                         $0.00

2.    The amount of additional interest [at the Class A
      Certificate Rate] with respect to interest amounts that
      were due but not paid on a previous Interest Payment
      Date or Special Payment Date.....                                 $0.00

3.    The amount of any Class B Monthly Interest previously
      due but not distributed to Class B Certificateholders
      on a prior Distribution Date.....                                 $0.00

4.    The amount of additional interest [at the Class B
      Certificate Rate] with respect to interest
      amounts that were due but not paid
      on a previous Distribution Date.....                              $0.00


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             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-2
             ------------------------------------------------------

F.    Information Regarding Series 2002-2 Certificate
      Balances, Invested Amounts, and Investor Charge Offs
      (for the preceding Due Period)

1.    Class A Certificate Balance                           $1,000,000,000.00

2.    Class B Certificate Balance                              $81,081,081.00

3.    Class A Invested Amount                               $1,000,000,000.00

4.    Class B Invested Amount                                  $81,081,081.00

5.    Class A Investor Charge Offs for the preceding Due
      Period                                                            $0.00

6.    Class B Investor Charge Offs for the preceding Due
      Period                                                            $0.00

7.    Unreimbursed Class A Investor Charge Offs                         $0.00

8.    Unreimbursed Class B Investor Charge Offs                         $0.00

G.    Information Regarding the Current Monthly Distribution
      To Class A and Class B Certificateholders

1.    Total Class A distributions                               $2,053,333.33

2.    Class A interest distributions                            $2,053,333.33

3.    Class A principal distributions                                   $0.00

4.    Total Class B distributions                                 $191,711.71

5.    Class B interest distributions                              $191,711.71

6.    Class B principal distributions                                   $0.00

H.    The Series 2002-2 Factors

1.    The Series 2002-2 Class A Factor for the preceding Record Date
      [which represents the ratio of the amount of the Class A
      Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Class A Invested Amount that will occur on the following distribution date) to the Initial
      Class A Invested Amount (rounded to seven decimal places)    1.0000000%

2.    The Series 2002-2 Class B Factor for the preceding Record Date
      [which represents the ration of the amount of the Class B
      Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Class B Invested Amount that will occur on the following distribution date) to the Initial
      Class A Invested Amount (rounded to seven decimal places)    1.0000000%

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             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-2
             ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 2002-2 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 7th day of March, 2005.


                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,

                                            By:    /s/ Robin Flanagan
                                                   ----------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   Securitization Operations &
                                                   Accounting





















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